UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BANKS.COM, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

222 Kearny Street, Suite 550

San Francisco, CA 94108

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 21, 2008

Dear Shareholder:

The 2008 Annual Meeting of Shareholders (the “Annual Meeting”) of Banks.com, Inc. (the “Company”) will be held at our principal executive office located at 222 Kearny Street, San Francisco, California 94108 on Wednesday, May 21, 2008 beginning at 10:00 a.m. PDT. At the Annual Meeting, the holders of the Company’s outstanding voting securities will act on the following matters as more fully described in the accompanying Proxy Statement:

(1)	To elect the four members of the Board of Directors for a one-year term expiring at the 2009 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

(2)	To ratify the appointment of Hacker Johnson & Smith P.A., as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008; and

(3)	To transact such other business as may properly come before the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting are available on the Internet. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy materials, including the proxy statement and the Company’s annual report are available at: http://www.banks.com/site/banks/html/corp/investor/.

You may access the following materials at http://www.banks.com/site/banks/html/corp/investor/:

(1)	Notice of the 2008 Annual Meeting of Shareholders

(2)	Company’s 2008 Proxy Statement

(3)	Company’s Annual Report to Shareholders for the year ended December 31, 2007

(4)	Proxy Card

Your Proxy Identification Number and Authorization Code necessary to vote electronically can be found on your Proxy Card enclosed with this Notice.

Directions to Annual Meeting: To obtain directions to attend the Annual Meeting and vote in person, please call our corporate headquarters at (415) 962-9700.

Sincerely,

GARY W. BOGATAY, JR.
Chief Financial Officer and Secretary

San Francisco, California

April 17, 2008